UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2004



                             FORGENT NETWORKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-20008                 74-2415696
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


108 Wild Basin Road
Austin, Texas                                                     78746
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code:  (512) 437-2700



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On April 22, 2004, the registrant announced that its wholly owned subsidiary, Compression Labs, Inc., had initiated litigation against 31 companies for infringement of United States Patent No. 4,698,672 (the `672 Patent) in the United States District Court for the Eastern District of Texas, Marshall Division. A copy of the registrant's press release regarding the litigation is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


             99.1     Press Release dated April 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 26, 2004                     FORGENT NETWORKS, INC.


                                         By:   /s/ Richard N. Snyder
                                            ------------------------------------
                                         Name:  Richard N. Snyder
                                         Title: Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        -----------

99.1                       Press Release dated April 22, 2004